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                                                        UNITED STATES
                                   SECURITIES AND EXCHANGE COMMISSION
                                                 WASHINGTON, D.C. 20549

                                                           FORM 8-K

                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                                             SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)  			  July 19, 1999

					IBM CREDIT CORPORATION
			_________________________________________________
				(Exact Name of Registrant as Specified in Charter)


       Delaware               			   1-8175           		22-2351962
____________________________ 		_____________ 	_____________________
(State or Other Jurisdiction 			 (Commission  	   (IRS Employer
   of Incorporation)          			 File Number)   	    Identification No.)

      North Castle Drive, MS NCA-306
             Armonk, New York                   					  10504-1785
__________________________________________    			  ___________
  (Address of Principal Executive Offices)   					    (Zip Code)

Registrant's telephone number, including area code (914)765-1900


					Not Applicable
		_____________________________________________________________
		(Former Name or Former Address, if changed Since Last Report)


Item 5.  Other Events

The Registrant's press release dated July 19, 1999, regarding its financial results and selected balance sheet information as of and for the period ended June 30, 1999, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.


                          					    IBM CREDIT CORPORATION
                     						     (Registrant)

                            					   By:

                                    	______________________________
                        					Name:  John V. Palermo, Jr.
Date: July 19, 1999            				Title: Controller and Treasurer
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IBM CREDIT CORPORATION REPORTS 1999 SECOND-QUARTER RESULTS

	North Castle, New York, July 19, 1999 . . . IBM Credit Corporation today reported second-quarter 1999 net earnings of $102.4 million, an increase of 43 percent, compared with $71.6 million for the same 1998 period. The return on average equity was 20.2 percent, compared with 17.1 percent in the second quarter of 1998.
	In the second quarter of 1999, new customer financing originations* for acquisition of information technology products and services increased
 30 percent to $1.99 billion, compared with $1.53 billion in the second quarter of 1998. New commercial financing originations, providing working capital for inventory and accounts receivable financing, increased by 16 percent to $3.55 billion in the second quarter of 1999, compared with $3.07 billion for the same 1998 period.
 	At June 30, 1999, total assets were $16.2 billion, compared with
$16.4 billion at December 31, 1998, a decrease of 1 percent.   Retained
 earnings at June 30, 1999, were $1.5 billion, compared with $1.4 billion at December 31, 1998, an increase of 7 percent.
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	For the first half of 1999, net earnings were $193.7 million, an increase of 32 percent,  compared with $147.3 million for the
period in 1998.   For the first half of 1999, customer financing originations*
 increased by 16 percent to $3.33 billion, compared with $2.88 billion for the first half of 1998. For the first half of 1999, commercial financing originations increased by 10 percent to $6.88 billion, compared with $6.27 billion for the same 1998 period.
	IBM Credit Corporation in the United States is part of the worldwide IBM Global Financing organization. IBM Global Financing offers businesses of all sizes leasing and financing solutions for hardware, software and services acquired from IBM and IBM
Business Partners. Serving customers in more than 40 countries, IBM Global Financing provides a broad array of asset management services. In addition, IBM Global Financing provides flexible commercial financing offerings for inventory and accounts receivable financing to resellers and remarketers. Visit the IBM
Global Financing home page at www.financing.ibm.com.

*New customer financing originations reflect assets both owned and managed by IBM Credit Corporation.